Exhibit 99.1

MEADWESTVACO CORPORATION

UBS Global Paper & Forest Products Conference

September 18, 2007

John A. Luke, Jr., Chairman and CEO

At MeadWestvaco we are focused intently on creating shareholder value, doing so by building businesses that are strong, growing and sustainable. We’re doing so through leadership in packaging solutions, from the high-quality paperboard we make to the creative services we offer, all of which today are helping our customers win in their markets all around the world. With our packaging focus, we have made tremendous strides in increasing returns and overall profitability for our shareholders.

We’re also, as Rich suggested, creating shareholder value through our new community development and land management business. And today I’ll provide you an update on how we’re doing in both of these areas.

As I said a moment ago, our focus on packaging is all about executing on strategies that generate improved returns for our shareholders. We’ve got a strong platform that we’re leveraging to provide new products and new capabilities to our global customer base. We’re delivering on our profit improvement plans across our businesses, and we expect our profit margins to improve in 2007.

We’re also delivering on key land strategy milestones, executing the first phase of forest land sales quickly and for good value. Later on I’ll discuss our community development and land management business in greater detail, and with this, the next steps that we are taking to both position this business for long-term success and to maximize shareholder value.

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Illustrating what I’ve said, I’m pleased to report that over the last several years we have been successful in transforming and building our business.

First, our transformation has included such actions as the sale of our printing papers business, strategic restructuring and realignment to support our packaging focus, and a reduction of costs through the establishment of a shared services business model. It has also included the sale of land.

Our focus on building our businesses has involved select investments to enhance our capabilities and our capacity as well as identifying new platforms, like Calmar, that represent meaningful extensions to our capabilities that will drive our future profitable growth. We’ve executed on these actions, all the while improving our financial flexibility and continuing to reward our shareholders.

This scorecard shows that our strategy to refocus our company is, indeed, working. The result of our hard work is a stronger packaging company that is generating higher and more consistent financial returns for our shareholders and one that is well positioned to deliver higher returns as we move forward. That said, we recognize that there’s a lot more to do, and we’re moving forward with a real sense of urgency.

We serve our targeted packaging markets with complete end-to-end solutions, from the highest quality paperboard in the world

MEADWESTVACO CORPORATION

to packaging, design and supply chain solutions that help our customers compete in the global marketplace. Our global capabilities have made us clear leaders in the very demanding beverage and food and tobacco packaging markets and have positioned us well to grow our presence in the attractive healthcare and personal care markets. In media, where we are a clear market leader, we’re making very good progress in addressing the structural challenges that exist in that sector.

With the addition of Calmar last year, we enhanced our competitive position by adding high-end pump and sprayer technologies for the faster growing healthcare, personal care cosmetics and fragrance markets to our line-up of capabilities. Calmar not only improves our capabilities to serve our markets, it also expands our global platform by giving us strong assets in emerging markets, including China, that we’re just now beginning to leverage. Our customers value this extension of our platform.

The benefits of our global packaging platform are strong and clear. In our targeted markets, customers are increasing their international business developments outside of their traditional markets of North America and Western Europe, as many of the newer regions are growing at much faster rates. We are well positioned to grow with them, bringing our set of capabilities to serve their needs wherever they choose to do business. And that is a great asset for our company.

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As we move forward, we are focused on the things that will deliver the greatest returns to shareholders, both in the near and over the longer term. First, we are positioning MeadWestvaco to capture more of the long-term higher growth packaging opportunities that we see worldwide by creating and adding new products to our line-up and by accelerating our entrance into emerging markets, markets such as Eastern Europe and Russia, India and China. At the same time, we’re working on initiatives that will bring more dollars to the bottom line for our shareholders. And of course we’re executing on our land business with an increased focus on creating higher value real estate opportunities. We’re making good progress in each of these key focus areas.

First, let’s look at what we’re doing to grow profitability. And as we see it, it’s all about innovation, strategic acquisitions and growth in emerging markets. Innovation in our business is a priority, a real imperative to winning. Each of our businesses has been successful in developing new products. Our Center for Packaging Innovation is up and running, producing a steady flow of packaging solutions for our customers around the world.

Strategic acquisitions done well can support meaningful growth. As many of you know, we recently acquired two small companies with strong intellectual property, technologies that bolster our positions in the global personal care, beauty and household markets. And Keltec and Hayes are very good examples of what we’re focusing on: value-added technologies that we can profitably

MEADWESTVACO CORPORATION

grow by leveraging our already established strong global packaging platform. We expect immediate top and bottom line benefits in these new product line extensions.

Emerging markets are where the biggest opportunities exist and we’re making excellent progress here under the leadership of Bruce Thomas, who recently joined us from Cadmus Communications, where he was the CEO and where he had particularly strong in-depth experience in the India market. As we do so, wherever we can we are establishing an asset light business model, one that leverages our existing platform and focuses on tapping our expertise in design, materials and production to strengthen our market position.

Now, a few words on our key immediate margin drivers. In our mills, it’s all about mix and revenue improvement, continuing to focus on growing our share in the higher value markets where we have clear advantages in terms of strength, brightness, printability and overall performance. As we demonstrated during the second quarter, we continue to gain share in demanding markets such as tobacco and liquid packaging, important markets to us because of their profitability and global growth characteristics. We’ve also been achieving pricing improvement and will continue to drive for this as we work to offset still high input costs. And we’ll look to bring more of these pricing gains to the bottom line as we continue to drive efficiencies by reducing energy, materials cost and waste, as well as pursuing important supply chain initiatives that will produce real and much more permanent savings.

MEADWESTVACO CORPORATION

In our downstream packaging businesses, we’re continuing to grow the Calmar platform while we refocus our traditional businesses on specialty opportunities in markets where we have a clear skills advantage. We’re continuing to optimize our converting capability, relocating to lower cost facilities and reducing headcount and other costs. Overall, we expect our margins to expand this year and our trajectory to improve as we look to the future.

Our land strategy is the latest example of actions we’re taking to maximize shareholder value. I’m pleased to report this morning that we’re making excellent progress on both the near and long-term value drivers. We’re near closing on the sale of approximately 300,000 acres of forest land, and we’re planning, as Rich noted, to return the value obtained to our shareholders. We’re also aggressively refining and executing our plans for our new community development and land management business. In particular, we’ve made important progress in our large real estate project in South Carolina, which we call East Edisto, and which we believe will deliver strong, sustainable cash flows to shareholders once we complete our planning and achieve the proper entitlements. More near term, Ken Seeger, our new real estate leader, has identified additional high value projects, two of which I’ll comment on in just a moment.

First, let me try to get everyone here on the same plane as we talk about where we’re going from here and hopefully address where there’s some potential confusion about both the amount of land that we own and the timing of actions going forward. With

MEADWESTVACO CORPORATION

recent sales agreements for 300,000 acres of owned forest land, we now have 800,000 acres in our land portfolio, much of it in attractive locations that provide us good opportunities across the entire HBU spectrum, from conservation to development. As they say about real estate, it’s all about location and the locations where we still own land are typically quite attractive.

On timing, we have established a clear near-term road map for generating good value from our landholdings and we’ve set specific goals for our land business that are expected to generate substantial near-term and long-term value for our shareholders. A value-creating segmentation process is now well underway. Ken Seeger and his team are actively going through all of our landholdings, identifying the lands that should be put in the sales pipeline, those that have premium conservation value and those that we should retain for development and other master planning initiatives. This work should be completed soon. As part of this work, we’re developing a well-segmented retail sales track. Let me tell you what this is about.

First, as I said, the team is going through all of our land, a process which takes time because we have a lot of tracts that are under 500 acres. The point of looking at each tract this way is to determine if we can get more money in a sale through modest investments in improvement of the land that we own. On thousands of acres, if you can get an additional $500 to $1,000 or more per acre when you sell it, that adds up to real dollars. It’s all about value creation and we don’t want to leave anything on the table – value

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creation through differentiation as opposed to commoditization. We’ll complete the identification of value enhancement opportunities and develop the appropriate marketing plans for them by the end of the year. We should begin to see a good cadence of sales as we move into 2008 and beyond. When our process is complete, we’ll provide you a breakdown and a look at the pipeline that will help you track our progress.

The first major initiative we’re pursuing focuses on the Charleston, South Carolina region, where we’re uniquely positioned to deliver shareholder value by participating in the region’s long-term growth plans. Some very interesting work has been done recently by Clemson University in predicting the growth of Charleston and where the boundaries of the city and the region might be over the next 20 years. Our land, as you look at this map, is highlighted in green, both dark and lighter green, and it’s situated right in the growth plans of the greater Charleston region. A regional group, sponsored by the Council of Governments, is presently undertaking a review of the growth trends in the area and recommending needs for planning and other responses.

While there is good agreement in the region that growth can be a good thing, there is clearly understandable concern about the perils of unplanned growth, that is one-off, opportunistic developments that have the real potential to pressure infrastructure and

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create urban sprawl. This concern is manifest in outright opposition to growth or development that is unplanned and insensitive to the priorities of the region, including conservation.

If you take a closer look at the map you can see that there is a 72,000-acre piece right here in light green, and that is our East Edisto holding. It is directly in the path of Charleston’s growth, and our engagement in the region today is all about being a part of the solution to the region’s needs to accommodate growth. We’re working very closely today with all facets of the community and we are currently developing a master plan that is conservation inspired and includes fulsome input from the community. As we do it, we’re working closely with a firm called EDAW, a world-renowned planning firm. The size and scope of this project, we’re told, are unique and because of that we may gain very positive national visibility because of the opportunities represented in the project. We expect to have a preliminary plan completed later in the fourth quarter.

As we’ve noted on several occasions, community interest and shareholder interest are not mutually exclusive when it comes to projects of this size and scale. We’ve spent substantial time engaging with the community and local officials to build support for our land planning and development intentions. We believe that our long operating history and good stewardship in South Carolina and in other regions where we’ve operated and owned land have helped us gain the solid support and the constructive input that have helped

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shape our land management vision. We’re confident that this approach will pay dividends as we work to build long-term, substantial value for our shareholders from the unique East Edisto property.

On this slide you have a sampling of the community responses we’ve begun to receive in South Carolina. Suffice to say, the early response is gratifying, but it all certainly highlights for us the magnitude of the challenge as well as the opportunity.

This next slide will give you a quick snapshot of what I mentioned earlier, some of the immediate other opportunities we’re working on elsewhere in South Carolina. These are also representative of other things that we have going on in other regions. In the cases seen here, we are highlighting a commercial & industrial project as well as a mixed-used project, each under 500 acres, that represent very substantial and attractive immediate development opportunities.

Going forward, it is clear that there are significant value creation opportunities for us with our land, both near and longer term, and we believe that we have the vision, the expertise and the brand equity in the regions where we operate to deliver that value. And, as we now move to a more real estate-focused business model, having completed the major forest land sales and as we begin to prove the value of our land strategy, we are evaluating alternative ownership structures with the full engagement, guidance and support of our board of directors, structures that could provide both greater focus to our land management business and also maximize shareholder value.

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MEADWESTVACO CORPORATION

As we do so, we will examine all of the possibilities, but ultimately will consider such things as valuation, taxes, legal and regulatory requirements and, of course, market conditions. This work will take us well through 2008, but it is certainly our intention to create and deliver maximum value to our shareholders as our real estate business gains scale and begins generating substantial cash flows from the sources that we have identified. While this work will determine the ultimate ownership structure and timing for implementation, we would expect to be in a position to pursue any new ownership structure within the next two to three years.

Our objective in doing so would be to realize full shareholder value, which we will deliver through our continuing community engagement, building upon our long-term relationships on the ground, our understanding of local concerns and our intimate knowledge of the land and its value.

In sum this morning, we are continuing to deliver on our commitments to our shareholders. We’re executing on our packaging platform, growing this business profitably as we continue to leverage our strong global capabilities and develop new and innovative packaging solutions for our customers.

Our land business is now positioned for the next phase with sustainable cash flows in the near term. As this business grows and develops, we’ll be in an ideal position to consider the future ownership structure of this business designed to deliver maximum value to our shareholders. With that I will conclude my formal remarks and take your questions.

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###

Forward-looking Statement

Certain statements in this document and elsewhere by management of the company that are neither reported financial results nor other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of each company, or industry results, to differ materially from those expressed or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to, events or circumstances which affect the ability of MeadWestvaco to realize improvements in operating earnings expected from the company’s cost reduction initiative; the reorganization of the company’s packaging business units; competitive pricing for the company’s products; changes in raw materials pricing; energy and other costs; fluctuations in demand and changes in production capacities; changes to economic growth in the United States and international economies; government policies and regulations, including, but not limited to those affecting the environment and the tobacco industry; the company’s continued ability to reach agreement with its unionized employees on collective bargaining agreements; the company’s ability to execute its plans to divest or otherwise realize the greater value associated with its forestlands; adverse results in current or future litigation; currency movements; and other risk factors discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, and in other filings made from time to time with the SEC. MeadWestvaco undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Investors are advised, however, to consult any further disclosures made on related subjects in the company’s reports filed with the SEC.

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Insights & Innovation Packaging Materials Primary & Secondary Packaging Systems & Services THE POWER BEHIND THE CONSUMER PACKAGE.

2
Forward Looking Statement
This presentation includes certain forward-looking statements, and actual results may differ.  Any such statement involves
risks and uncertainties described in the company’s Annual
Report on Form 10-K for 2006.  We may or may not update
these statements at a future time to reflect new information, future events or otherwise.

3
Investment Rationale
•
Packaging transformation delivering higher returns
to shareholders
•
Competitive Packaging platform capturing global
growth opportunities
•
Focused on key operating initiatives to drive
earnings and cash flow higher
Growth acceleration
Margin improvement
•
Executing on land strategy to deliver maximum value
to shareholders
•
Long history of returning cash to shareholders

Transforming the Business Model: 2003-2006

Cash Generation
($ in billions)
Cash Deployment
Papers Sale $2.3
Operating Cash $2.2
Land Sales $0.9
Strengthening the Business & Rewarding Shareholders
Debt Repayment $2.1
Stock Repurchases & Dividends $1.4
CAPEX $1.2
Calmar $0.7
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0

- Successfully Refocusing our Business & Returning Cash to Shareholders -

MeadWestvaco | 4

4 Transforming the Business Model: 2003-2006 Papers Sale $2.3 Operating Cash $2.2 Land Sales $0.9 Debt Repayment $2.1 Stock Repurchases & Dividends $1.4 CAPEX $1.2 Calmar $0.7

Transformation Is Improving Operating Results

SCD
5%
C&OP
14%
Paper
28%
Pack'g
53%

SCD
7%
C&OP
16%
Other
3%
Pack'g
74%

2003

Total Revenue	$7.6 Bil.
Y-O-Y Revenue Growth	4%
Debt-to-Total Cap	47%
ROIC	2.3%
Operating Cash Flow	$460 Mil.

2006

Total Revenue	$6.5 Bil.
Y-O-Y Revenue Growth	6%
Debt-to-Total Cap	42%
ROIC	6.3%
Operating Cash Flow	$570 Mil.

MeadWestvaco |
5

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6 Market Leadership in Global Packaging Markets Market Global Outlook Beverage & Food Media Personal Care & Beauty Healthcare & Pharma Tobacco

gsk GlaxoSmithKline
Johnson & Johnson Family of Companies
L'ORÉAL PARIS
Heineken
P&G
STARBUCKS COFFEE
Unilever
PHILIP MORRIS INTERNATIONAL
Coca-Cola CLASSIC
Bath & Body Works
ANHEUSER-BUSCH, INC.
Scotts.
Disney

MeadWestvaco |

7 Strong Global Presence & Customer Base • Manufacturing and sales offices worldwide • Strong customer base • Growing capabilities in China & India

Key Objectives Actions
Improve Growth - New products
- “Bolt-on” acquisitions
- Emerging markets
Expand Operating Margins - Price & productivity improvement
- Specialty packaging focus
- Footprint & cost actions
Execute Land Strategy - Forestland sales
- Significant development opportunities
Key Objectives/Actions
- Expect Improved Returns in 2007 and Beyond -

Key Objectives/Actions: Improve Growth
•
Acquiring IP-based products in target markets – personal care, beauty and home
•
Bringing new products to market
•
Extend leadership positions to emerging markets
>
Rigesa targeting India
agri-business market
>
Calmar pump/sprayer
dedicating capacity to
meet increasing demand
>
Calmar Wuxi fully operational;
serving strong in-country demand
>
New Wuxi folding carton
operational October 1, 2007

EBIT%
2006 2007E Future
Key Drivers
Packaging
Resources
Consumer
Solutions
Key Objectives/Actions: Expand Margins
9% 10% 11 -12% •
Mix improvement
•
Pricing momentum
•
Productivity actions
4% 5% 8%+
•
Primary packaging
•
Specialty focus
•
Capacity optimization
•
Cost reductions

Key Objectives/Actions: Execute Land Strategy
•
New veteran real estate leader – Ken Seeger
•
Major milestone in unlocking value in land
–
Forestland sales agreements – $491 million
–
Value obtained to be returned to shareholders
•
East Edisto master plan underway
•
Pursuing additional projects

WASHINGTON, DC
CHARLOTTESVILLE, VA
RICHMOND, VA

CHARLESTON, SC
ATLANTA, GA

MeadWestvaco |

Real Estate Opportunities in Growth Areas
Areas of Population Growth from 2000 to 2005*
* U.S. Census Bureau
Covington Mill Forests – VA
•
Conservation
•
Recreation
•
Emerging Development
Charleston Mill Forests – SC
•
Conservation
•
Recreation
•
Emerging Development
•
Development

Major Land Strategy Milestones – 3 Year Dual Track
2007
•
Refine land segmentation
•
Identify land value
enhancement opps.
•
Fill ’08 & ’09 sales
pipeline
•
Execute modest ‘07 sales
2008
•
Establish steady
sales pace
•
Initiate land value
enhancement opps.
2008 - 2010
•
Accelerate sales pace
•
Target $300+ million in
pre-tax proceeds
2007
•
Complete preliminary
Edisto Master Plan
•
Commence near-term
commercial &
industrial projects
2008
•
Build development
project pipeline
•
Begin East Edisto
entitlement
process
2009 - 2010
•
Projects begin to generate
cash
•
Secure East Edisto
entitlements
Retail Land Sales Program
Real Estate Development

South Carolina Lands in Charleston's Growth Path

LEGEND
2005 Charleston Metro Boundary
Historic Districts
MeadWestvaco Forestland Ownership
20-Year Charleston Metro Boundary
Lexington
Calhoun
Sumter
Aiken
Clarendon
Williamsburg
Florence
Marion
Horry
Conway
Myrtle Beach
Georgetown
Andrews
Orangeburg
Barnwell
Bamberg
Dorchester
Francis Marion
National Forest
Allendale
Hampton
Colleton
Walterboro
Charleston
ACE Basin
Ridgeland
Beaufort
Jasper
Manning
Kingstree
St. Matthews
St George
SCALE
0
10
20

Source: Clemson University, Strom Thurmond Institute

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MWV Well-Positioned to Capture Maximum Value
•
Powerful brand equity in highest value locations
- Excellent reputation
- Strong governmental and local relationships
•
Deep knowledge of land – attributes, enhancement
opportunities, regulations
•
Partnership approach to development

The Post and Courier

CHARLESTON CITY PAPER

MeadWestvaco |

Strong Community Endorsement
Editorial: “Get involved in East Edisto Plan”
“MeadWestvaco’s approach to the East Edisto tract is in welcome contrast to much of what passes for planning in the rapidly developing coastal area. The company has provided for extensive public involvement and scrutiny.”
Charleston, SC
“MeadWestvaco takes public input on developing their forested land ”
“Both Charleston Mayor Joe Riley and Coastal Conservation League President Dana Beach
have expressed support for the project, citing MeadWestvaco's proactive approach to regional planning, openness to cooperating with environmental groups, and hosting a transparent, public planning process.”
“MeadWestvaco’s 70,000-acre plan”
“This is a roll-up-the-sleeves moment
for our region.”
- Charleston Mayor Joe Riley
“I think their timing is perfect.”
- Dorchester County Council Chairman Larry Hargett
The Citistates Report: “Push to preserve is alive and well”
“MeadWestvaco seems to be forging a new and welcome form of development, staged over decades, intended to be fully respectful of the region's wondrous natural setting and history.”
- Neil Peirce and Curtis Johnson

Development Projects
Property:  ~400 acres
Partners:  Major national developer
Structure: 50/50 joint venture
Description:
2.5 million sq. ft.
warehousing for national &
international tenants
Property:  ~300 acres
Partners:  Multiple potential
Structure: Outright sales & JVs
Description:
Retail, commercial and
residential development
projects
Commercial/Industrial Mixed Use

Land Management Structure
•
Focused on proving the value of land strategy
•
Will explore alternative ownership structures
with Board of Directors
•
Examining all potential ownership structures
•
Major considerations – valuation, tax, complexity,
market conditions

Investment Rationale
•
Packaging transformation delivering higher returns
to shareholders
•
Competitive Packaging platform capturing global
growth opportunities
•
Focused on key operating initiatives to drive
earnings and cash flow higher
Growth acceleration
Margin improvement
•
Executing on land strategy to deliver maximum value
to shareholders
•
Long history of returning cash to shareholders

UBS Global Paper & Forest Products Conference